                                                                                                       EXHIBIT 99.1

NEWS RELEASE

Media contact:             Roy Wiley, 630-753-2627
Investor contact:          Ramona Long, 630-753-2406
Web site:                  www.nav-international.com

                                     UAW MEMBERS RATIFY NEW FIVE-YEAR CONTRACT
                                  WITH INTERNATIONAL TRUCK AND ENGINE CORPORATION

                        Agreement Increases Production Flexibility, Lowers Healthcare Costs

         WARRENVILLE, Ill. - October 27, 2002 - International Truck and Engine Corporation announced today that members of the United Auto Workers union (UAW) have approved a new five-year labor agreement that will enable the company to become more competitive.
         The contract was ratified by 54 percent of voting UAW members. It takes effect immediately and runs through September 30, 2007. The UAW represents approximately 7,100 employees in manufacturing plants in
Indianapolis, Ind., Melrose Park, Ill. and Springfield, Ohio; parts distribution centers in Atlanta, Baltimore and Dallas and the truck technical center in Fort Wayne, Ind. Voting took place today at all locations.
         International Truck and Engine Corporation is the operating company of Navistar International
Corporation (NYSE:NAV) and is the nation's largest truck and mid-range diesel engine producer. Highlights of the contract include:
o        Overtime flexibility.
o        Shared healthcare costs.
o        Competitive new hire package.
o        Reduced costs associated with layoffs.
         Dan C. Ustian, Navistar president and chief operating officer, said the company and the UAW worked very hard to bridge gaps prevalent in the difficult negotiations.
         "The resultant agreement addresses the needs of our employees and provides our business with a competitive labor package that will help the company be profitable over the business cycle which in turn creates greater job security for employees," Ustian said.

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                                                                                           EXHIBIT 99.1 (continued)

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         "Our goal was to achieve a long-term contract that provided an affordable cost structure with production flexibility and manageable healthcare costs so we could finish what we started when we began our next generation truck and engine programs," Ustian said. "The agreement rewards our many long-term employees who have made significant contributions to our new truck and diesel engine programs and it enables the company to compete in today's extraordinarily competitive marketplace."
          Ustian said production flexibility to meet market conditions is assured under the new agreement because the company now has the ability to schedule an additional hour of daily overtime as well as overtime on two out of three Saturdays.
         "The ability to schedule overtime is something that all of our competitors have," Ustian said. "This flexibility gives us the ability to meet short-term spikes in the market without having to add employees only to be forced to lay them off when market demand ebbs."
         In the area of healthcare, the new agreement moves from first dollar of care coverage with self-referral to a more cost-effective point of service program with an increased level of employee participation.  The point of service plan is in step with the growing national trend that places greater emphasis on utilization of the primary care physician as the overall coordinator of healthcare for each individual.
         According to Ustian, the new contract will provide a work force that is properly sized to meet industry demand and support the investments that have been made in the company's production facilities. It is anticipated that employee job protection will decline to approximately 3,500 by 2004, to ensure that the company is well positioned for the next downturn.

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                                                                                           EXHIBIT 99.1 (continued)
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         Following is a summary of the key wages and benefits provisions of the just-approved five-year contract:

                                                     Employees

o        Annual lump sum payments of 3 percent will be paid in the first, second and fourth years of the contract, similar to the prior contract. The base wage rate of  $17.05 for current employees will be increased by 3 percent in each of the third and fifth years of the contract. This represents the first increase in the base wage rate since 1990. Quarterly cost of living adjustments (COLA) remain unchanged.
o        New employees will start at a lower base wage that excludes prior COLA increases and grows over a five-year period to the level paid current employees. Calculation for COLA begins at the time of hire.
o        Healthcare benefits will continue with no premiums or deductibles. Cost sharing for appointments with a primary care physician will be increased on a graduated basis from the current $20 per visit to $45, $55 and then $65 per visit in the fifth year of the contract. Prescription drug co-pays will be increased from the current $2 generic/$5 brand to $10 generic/$25 brand. In addition, a pilot program for a company-sponsored pharmacy will be implemented in Springfield.

                                                      Pension

o        As a retirement incentive for employees with more than 28 years of service as of November 1, 2002, a retirement plan window will be open from January 1, 2004 to March 31, 2004. Eligible employees who elect to retire during this period will receive an increase in their early pension benefit of 15 percent and a 9 percent increase in the base pension benefits.
o        Employees that elect to retire after March 31, 2004 will receive a graduated increase in their early pension benefits of 7 percent and a 9 percent increase in the base benefit by 2007.
o        Employees who retire prior to January 1, 2004 will receive lump sum payments of at least $300 in each year of the contract.
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                                                                                           EXHIBIT 99.1 (continued)

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o        New represented employees will participate in a 401K defined contribution plan similar to the one for non-represented employees who were hired after January 1996.
         Negotiations toward new labor agreements began in late July in Louisville, Ky. The contract expired on
October 1 and was extended on a day-to-day basis until International exercised its prerogative and terminated the contract on October 22. Diesel engine production continued during the contract negotiations, while medium truck production at the Springfield, Ohio plant was halted on October 18 because assembly parts had been diverted because of the possibility of a strike.
         Headquartered in Warrenville, Ill., International Truck and Engine Corporation is a leading producer of mid-range diesel engines, medium trucks, heavy trucks, severe service vehicles and a provider of parts and service sold under the International® brand. IC Corporation, a wholly owned subsidiary, produces school buses.
The company also is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. Additional information can be found on the company's web site at WWW.NAV-INTERNATIONAL.COM

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's expectations, hopes, beliefs and intentions on strategies regarding the future.  It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including but not limited to general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility, and other risks detailed from time to time in Navistar's Securities and Exchange Commission filings.  Navistar assumes no obligation to update the information included in this news release.

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